AMENDMENT NO. 4 TO
SCHEDULE A
TO DELAWARE GROUP OF FUNDS*
FUND ACCOUNTING AGREEMENT


Delaware Group Cash Reserve, Inc.


Delaware Group Equity Funds II, Inc.

          Decatur Income Fund
          Decatur Total Return Fund
          Blue Chip Fund (New)
          Quantum Fund (New)


Delaware Group Equity Funds I, Inc.

          Delaware Fund
          Devon Fund


Delaware Group Tax-Free Money Fund, Inc.


Delaware Group Tax-Free Fund, Inc.

          Tax-Free USA Fund
          Tax-Free Insured Fund
          Tax-Free USA Intermediate Fund


Delaware Group Limited-Term Government Funds, Inc.

          Limited-Term Government Fund
          U.S. Government Money Fund


Delaware Group Trend Fund, Inc.


Delaware Group Income Funds, Inc.

          Delchester Fund
          Strategic Income Fund
          High-Yield Opportunities Fund (New)

    *Except as otherwise noted, all Portfolios included on this Schedule A are Existing Portfolios for purposes of the compensation described on Schedule B to that Fund Accounting Agreement between Delaware Service Company, Inc. and the Delaware Group of Funds dated as of August 19, 1996 ("Agreement"). All portfolios added to this Schedule A by amendment executed by a


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Company on behalf of such Portfolio hereof shall be a New Portfolio for purposes of Schedule B to the Agreement. DMC Tax-Free Income Trust - Pennsylvania


Delaware Group Equity Funds V, Inc.

          Value Fund
          Retirement Income Fund


Delaware Group Global & International Funds, Inc.

          International Equity Fund
          Global Bond Fund
          Global Assets Fund
          Emerging Markets Fund


Delaware Group Equity Funds IV, Inc.

          DelCap Fund
          Capital Appreciation Fund

Delaware Pooled Trust, Inc.

          The Defensive Equity Portfolio
          The Aggressive Growth Portfolio
          The International Equity Portfolio
          The Defensive Equity Small/Mid-Cap Portfolio
          The Defensive Equity Utility Portfolio
          The Labor Select International Equity Portfolio
          The Real Estate Investment Trust Portfolio
          The Fixed Income Portfolio
          The Limited-Term Maturity Portfolio
          The Global Fixed Income Portfolio
          The International Fixed Income Portfolio
          The High-Yield Bond Portfolio


Delaware Group Premium Fund, Inc.

          Equity/Income Series
          High Yield Series
          Capital Reserves Series
          Money Market Series
          Growth Series
          Multiple Strategy Series
          International Equity Series
          Value Series
          Emerging Growth Series
          Global Bond Series




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Delaware Group Government Fund, Inc.

Delaware Group Adviser Funds, Inc.

          Enterprise Fund
          U.S. Growth Fund
          World Growth Fund
          New Pacific Fund
          Federal Bond Fund
          Corporate Income Fund


Dated as of: FEBRUARY 24, 1997
            -------------------


DELAWARE SERVICE COMPANY, INC.

By: /S/ DAVID K. DOWNES
   ----------------------------
    David K. Downes
    Senior Vice President/Chief
    Administrative Officer/Chief
    Financial Officer
                             DELAWARE GROUP CASH RESERVE, INC.
                             DELAWARE GROUP EQUITY FUNDS II,
                              INC.
                             DELAWARE GROUP EQUITY FUNDS I, INC.
                             DELAWARE GROUP TAX-FREE FUND, INC.
                             DELAWARE GROUP TAX-FREE MONEY FUND,INC.
                             DELAWARE GROUP LIMITED-TERM GOVERNMENT
                              FUNDS, INC.
                             DELAWARE GROUP TREND FUND, INC.
                             DELAWARE GROUP INCOME FUNDS, INC.
                             DMC TAX-FREE INCOME TRUST - PENNSYLVANIA
                             DELAWARE GROUP EQUITY FUNDS V, INC.
                             DELAWARE GROUP GLOBAL & INTERNATIONAL
                              FUNDS, INC.
                             DELAWARE GROUP EQUITY FUNDS IV, INC.
                             DELAWARE GROUP PREMIUM FUND, INC.
                             DELAWARE GROUP GOVERNMENT FUND, INC.
                             DELAWARE GROUP ADVISER FUNDS, INC.


                             By:  /S/ WAYNE A. STORK
                                ----------------------------
                                  Wayne A. Stork
                                  Chairman, President and
                                  Chief Executive Officer


                             DELAWARE POOLED TRUST, INC.

                             By:  /S/ WAYNE A. STORK
                                ----------------------------
                                  Wayne A. Stork
                                  Chairman